Exhibit 10.3(b)


       Schedule of Warrants (new financings) Issued by NCT Group, Inc. to
          Carole Salkind for the three months ended September 30, 2005


   Grant Date      Expiration Date    Exercise Price     Shares Granted
   ----------      ---------------    --------------     --------------
    07/26/05          07/26/10            $0.0100           10,000,000
    08/08/05          08/08/10            $0.0100           93,000,000
    08/24/05          08/24/10            $0.0080           10,000,000
    09/26/05          09/26/10            $0.0050           15,000,000

                                                       --------------------
                                                           128,000,000
                                                       ====================